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                                                                    EXHIBIT 11

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-lA of our report dated April 20, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Report to Shareholders of the GMO Emerging Markets Quality Fund (formerly GMO Asia Fund), which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectus of the GMO Emerging Markets Quality Fund and under the heading "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information of the GMO Emerging Markets Quality Fund, which constitute part of such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 30, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-lA of our reports dated April 19, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO U.S. Core Fund, GMO Growth Fund, GMO Domestic Bond Fund, GMO Emerging Country Debt Share Fund, and GMO Short-Duration Investment Fund, of our reports dated April 20, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO Tobacco-Free Core Fund, GMO Value Fund, GMO Real Estate Fund, and GMO Inflation Indexed Bond Fund, of our reports dated April 22, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO Intrinsic Value Fund, GMO Currency Hedged International Bond Fund, GMO International Intrinsic Value Fund, GMO International Growth Fund, and GMO Currency Hedged International Equity Fund, and of our reports dated April 25, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO Core Plus Bond Fund, GMO International Bond Fund, GMO Global Bond Fund, GMO International Disciplined Equity Fund, GMO Foreign Fund and GMO Emerging Countries Fund, which are also incorporated by reference into the Registration Statement. We also consent to the reference to us under the heading "Financial Highlights" in the Prospectus of GMO Trust Class M Shares and under the heading "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information of GMO Trust Class M Shares, which constitute part of such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 30, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated April 19, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO U.S Core Fund, GMO Tax-Managed Small Companies Fund, GMO U.S. Sector Fund, GMO Emerging Country Debt Share Fund, GMO Short-Duration Investment Fund, GMO Domestic Bond Fund, GMO Small Cap Growth Fund, GMO Tax-Managed U.S. Equities Fund, GMO Growth Fund, and GMO U.S. Quality Equity Fund, of our reports dated April 20, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO Value Fund, GMO Tobacco-Free Core Fund, GMO International Equity Allocation Fund, GMO Real Estate Fund, GMO Inflation Indexed Bond Fund, GMO Global Balanced Asset Allocation Fund, GMO Global (U.S.+) Equity Allocation Fund, GMO Small Cap Value Fund, and GMO Benchmark-Free Allocation Fund, of our reports dated April 22, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO Intrinsic Value Fund, GMO Currency Hedged International Equity Fund, GMO Currency Hedged International Bond Fund, GMO International Intrinsic Value Fund, GMO Foreign Small Companies Fund, GMO Tax-Managed International Equities Fund, GMO International Growth Fund, and GMO Global Growth Fund, and of our reports dated April 25, 2005 relating to the financial statements and financial highlights which appear in the February 28, 2005 Annual Reports to Shareholders of GMO International Bond Fund, GMO Core Plus Bond Fund, GMO International Disciplined Equity Fund, GMO Foreign Fund, GMO International Small Companies Fund, GMO Emerging Markets Fund, GMO Emerging Countries Fund, GMO Global Bond Fund, GMO Emerging Country Debt Fund, and GMO Alpha Only Fund, which are also incorporated by reference into the Registration Statement of GMO Trust. We also consent to the references to us under the headings "Financial Highlights" in the Prospectus of GMO Trust and under the headings "Investment Advisory and Other Services - Independent Registered Public Accounting Firm" in the Statement of Additional Information of GMO Trust, all of which constitute part of such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 30, 2005

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the references to us in this Registration Statement on Form N-1A under the heading "Investment Advisory and Other Services--Independent Registered Public Accounting Firm" relating to GMO Strategic Balanced Allocation Fund and GMO World Opportunities Equity Allocation Fund in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP
Boston, Massachusetts
June 30, 2005